UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 10, 2005

Date of earliest event reported

Commission File Number

0-17187

LOGIC Devices Incorporated

(Exact name of registrant as specified in its charter)

California

94-2893789
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

395 West Java Drive, Sunnyvale, California 94089

(Address of principal executive offices)

(Zip Code)

(408) 542-5400

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

At the LOGIC Devices Incorporated Annual Shareholders' Meeting held March 10, 2005, Mr. Steven R. Settles was elected as a new member of the Company's Board of Directors. The Board of Directors is now made up of seven members.

The Company's press release dated March 17, 2005, with respect thereto is annexed to this Report as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits

(c)     Exhibits:

99.1	Text of Press Release, dated March 17, 2005, titled, "LOGIC Devices Adds New Member to its Board of Directors."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
LOGIC Devices Incorporated (Registrant)

Date: March 17, 2005	By: /s/ William J. Volz William J. Volz President and Chief Executive Officer

Date: March 17, 2005	By: /s/ Kimiko Milheim Kimiko Milheim Chief Financial Officer